LM INSTITUTIONAL FUND ADVISORS II, INC.

                SUPPLEMENT TO THE PROSPECTUS DATED AUGUST 1, 2000

         The Board of Directors has called a special meeting of shareholders of LM Value Institutional Portfolio (the "Portfolio"), a series of LM Institutional Fund Advisors II, Inc., to propose a plan of reorganization ("Reorganization Plan") whereby the Portfolio will merge into Legg Mason Value Trust, Inc. (Value Trust"). If the Reorganization Plan is approved by holders of a majority of the Portfolio's outstanding shares, each shareholder of the Portfolio will automatically become a shareholder of Value Trust. More information about the proposed Reorganization Plan will be provided to Portfolio shareholders in proxy solicitation materials expected to be mailed in January 2001. A shareholder meeting date of March 9, 2001 has been set. At the meeting, all persons who are shareholders of record of the Portfolio as of January 26, 2001 will be entitled to vote on the Reorganization Plan. It is anticipated that the reorganization of the Portfolio will be effected by the end of the first quarter of 2001.

         You may continue to buy and sell shares of the Portfolio prior to the closing of the proposed acquisition. If the Reorganization Plan is approved, sales of new shares are expected to be suspended approximately five days prior to the expected consummation of the acquisition.

                   THIS SUPPLEMENT IS DATED DECEMBER 18, 2000